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                                                                   Exhibit 10.20

                             MODIFICATION AGREEMENT


          THIS MODIFICATION AGREEMENT (this "Agreement") is entered into as of September 19, 1995 by and among Oceanic Exploration Company, a Delaware corporation ("OEC"), Oceanic International Properties Corporation, a Colorado corporation and wholly-owned subsidiary of OEC ("OIPC"), and NWO Resources, Inc., an Ohio corporation ("NWO").

          WHEREAS, NWO extended a line of credit in the cumulative amount of $2,000,000 in favor of OEC (the "Line of Credit"); and

          WHEREAS, OIPC has executed and delivered to NWO six promissory notes with a cumulative principal amount equal to $2,000,000, copies of which are attached as Exhibit A, evidencing draws under the Line of Credit (the "Oceanic Notes"); and

          WHEREAS, OEC as debtor and NWO as creditor entered into a Security Agreement, dated July 27, 1994, granting NWO a security interest in OEC's 15% net earnings interest held through Denison Mines Limited in certain areas offshore Greece (the "Net Profits Interest") to secure payment of draws under the Line of Credit (the "Security Agreement"); and

          WHEREAS, OIPC is in default under the Oceanic Notes; and

          WHEREAS, NWO and Oceanic entered into a letter agreement dated August 9, 1995 regarding the forbearance by NWO of collection of principal and interest on the Oceanic Notes, the terms of which letter agreement are incorporated and clarified herein.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

          1. FORBEARANCE. Subject to the terms of this Agreement, NWO will forbear collection of principal or interest on the Oceanic Notes until December 31, 1996 and OEC shall use its best efforts to file a registration statement with the Securities and Exchange Commission with respect to the rights offering described below and use its best efforts to cause the registration statement to become effective by December 31, 1995.

          2. PAYMENTS ON OCEANIC NOTES. All proceeds from the Net Profits Interest, including proceeds from the litigation in connection with the Net Profits Interest (the "Denison Proceeds") either before or after December 31, 1996 will first be applied by OEC and OIPC to paying accrued interest on the Oceanic Notes. After all accrued interest has been paid on the Oceanic Notes and prior to December 31, 1996, OEC may use up to $200,000 of the Denison Proceeds for general working capital purposes. All remaining Denison Proceeds will be applied by OEC and OIPC to paying accrued and unpaid interest and outstanding principal on the Oceanic Notes.


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          3.   AMENDMENT TO SECURITY AGREEMENT.  Contemporaneously with the execution of this Agreement, OEC and NWO will enter into an amendment to the Security Agreement in the form attached as Exhibit B.

          4. INTEREST RATE. As of August 9, 1995, each of the Oceanic Notes is hereby amended to provide for interest to accrue at a rate of 8.25% per annum.

          5. DENISON LITIGATION. OEC shall diligently pursue its pending lawsuit against Denison Mines, Ltd. In order to enable OEC to diligently pursue such lawsuit, NWO agrees to make advances to Oceanic to pay legal fees reflected in statements received by OEC subsequent to August 1, 1995 in connection with the litigation up to $100,000 (the "NWO Advances"). The NWO Advances shall be made from NWO to OEC within 30 days of receiving a copy of the statement evidencing such legal fees.

          6. RIGHTS OFFERING. OEC will use its best efforts to raise approximately $600,000 of working capital, less offering costs, to pay litigation, administrative and other operating costs by making a rights offering to its stockholders consisting of rights to acquire an aggregate of 6,000,000 shares at a purchase price of $.10 per share or an aggregate purchase price of $600,000.

          7. REIMBURSEMENT OF NWO ADVANCES. OEC agrees to reimburse NWO for the NWO Advances together with interest thereon computed at the annual rate of 10% upon receipt of the proceeds of the rights offering referred to in paragraph "6" above or January 31, 1996, whichever occurs earlier.

          8. EXPENSES. Each of the parties to this Agreement will bear its own expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

          9. GOVERNING LAW. This Agreement shall be construed under and governed by the laws of the State of Colorado.

          10. NOTICES. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if delivered, telegraphed or mailed by certified or registered mail to the addresses previously provided by each party or to such other address of which any party may notify the other party.

          11. COMPLETE AGREEMENT. This Agreement, including the Exhibit referred to herein, is complete; and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof, and all inducements to the making of this Agreement relied upon by all the parties hereto, have been expressed herein or in said Exhibit.


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          12.  BINDING EFFECT.  This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties named herein and their respective successors and assigns.

          13. SEVERABILITY. The failure of any of the parties to this Agreement to require the performance of a term or obligation under this Agreement or the waiver by any of the parties to this Agreement of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach hereunder. In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement but this Agreement shall be construed as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein.

          14. DISCLOSURE. Except as may be deemed necessary by OEC to comply with applicable securities laws, no press releases or any public disclosures, either written or oral, of the transactions contemplated by this Agreement shall be made without the prior knowledge and written consent of the parties hereto.

          15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

          16. ATTORNEY FEES. In the event there is a default under this Agreement and it becomes necessary for any party to enforce his rights hereunder, then with or without litigation, the prevailing party shall be entitled to his expenses, including reasonable attorneys' fees, arising out of such enforcement of his rights hereunder.

          17. AMENDMENT. This Agreement may be modified only by an agreement in writing and signed by the party against whom enforcement of any waiver, changes, modification or discharge is sought.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                         OEC:
                         ----
                         OCEANIC EXPLORATION COMPANY


                         By:    /s/ Charles N. Haas
                            ---------------------------------
                            Name: Charles N. Haas
                            Title: President


                         OIPC:
                         -----
                         OCEANIC INTERNATIONAL
                         PROPERTIES CORPORATION


                         By:    /s/ Charles N. Haas
                            ---------------------------------
                            Name: Charles N. Haas
                            Title: President


                         NWO:
                         ----
                         NWO RESOURCES, INC.

                         By:    /s/ John E. Jones
                            ----------------------------------
                            Name: John E. Jones
                            Title: Secretary / Treasurer


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